OPPENHEIMER REAL ESTATE FUND

Supplement dated January 25, 2012 to the

Prospectus and Statement of Additional Information dated August 26, 2011

This supplement amends the prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated August 26, 2011, of Oppenheimer Real Estate Fund (the “Fund”) and is in addition to any other supplements.

The Prospectus is revised as follows:

1. The section titled “Portfolio Manager,” on page 5 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. Scott C. Westphal, CFA, has been a portfolio manager of the Fund since March 4, 2002, and David Wharmby, CFA, has been a portfolio manager of the Fund since January 24, 2012.

2. The section titled “How the Fund is Managed – Portfolio Manager,” on page 9 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Scott C. Westphal, CFA, and David Wharmby, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Westphal has been a portfolio manager of the Fund since March 2002. Mr. Wharmby has been a portfolio manager of the Fund since January 2012.

Mr. Westphal is the Managing Director of the Sub-Adviser’s Real Estate Securities Investment Management unit. Prior to joining the Sub-Adviser in 1999, he was Executive Vice President and Portfolio Manager of JLW Capital Management from March 1998 to July 1999 and was Senior Vice President of Cohen & Steers Capital Management from May 1994 to March 1998. Mr. Westphal is responsible for the creation and management of real estate securities portfolios for the Sub-Adviser’s institutional clients.

Mr. Wharmby is a senior member of the Sub-Adviser’s US REIT strategy team. Prior to joining the Sub-Adviser in 1996, he was Assistant Vice President with L.W. Ellwood & Co. / Coopers & Lybrand from September 1995 to September 1996, and was a real estate appraiser with Heberger and Associates from August 1990 to September 1995. Mr. Wharmby is responsible for the management of the global real estate securities strategy of the Fund.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

The SAI is revised as follows:

3. The section titled “Portfolio Manager,” beginning on page 37 of the SAI, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund is managed by Scott C. Westphal and David Wharmby (the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

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Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Westphal and Wharmby also manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those portfolios and accounts as of April 30, 2011 for Mr. Westphal, and as of December 31, 2011 for Mr. Wharmby.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed[3]	Total Assets in Other Accounts Managed1,[2],[3]
Scott C. Westphal	0	$0	0	$0	10	$163.0
David Wharmby	1	$5.4	0	$0	1	$73.8

1. In millions.

2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

3. Of Mr. Westphal’s other Accounts Managed, 5 are performance-based for a total of $12.6 million. Of Mr. Wharmby’s other Accounts Managed, 1 is performance-based for a total of $73.8 million.

4. The section titled “Ownership of Fund Shares,” beginning on page 38 of the SAI, is deleted in its entirety and is replaced by the following:

    Ownership of Fund Shares. The Portfolio Managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Scott C. Westphal	$100,001-$500,000[1]
David Wharmby	$ 50,001-$100,000[2]

1. As of April 30, 2011.

2. As of December 31, 2011.

January 25, 2012

PS0590.017